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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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United States Cellular Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES CELLULAR CORPORATION
8410 West Bryn Mawr Avenue
Suite 700
Chicago, Illinois 60631
Phone: (773) 399-8900
Fax: (773) 399-8936

April 30, 2009

SUPPLEMENT TO NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2009

TO THE SHAREHOLDERS OF

UNITED STATES CELLULAR CORPORATION

        On April 15, 2009, United States Cellular Corporation ("U.S. Cellular") distributed a Notice of Annual Meeting of Shareholders and Proxy Statement for its 2009 annual meeting to be held on May 19, 2009. Such notice is hereby supplemented as follows:

        On April 28, 2009, the U.S. Cellular Board of Directors increased the size of the board of directors from nine to eleven members, and nominated the following additional persons for election to the board of directors at the 2009 annual meeting of shareholders: James Barr III and Gregory P. Josefowicz.

        Both of such persons will be elected by Telephone and Data Systems, Inc. ("TDS"), as the sole holder of Series A Common Shares. TDS has advised U.S. Cellular that it intends to cast all of the votes to which the Series A Common Shares are entitled for the election of such persons as directors at the 2009 annual meeting.

        This supplement is being provided to you solely for your information. Holders of Common Shares of U.S. Cellular will not vote for such additional persons for election as directors and you are not being requested to provide a proxy with respect to such persons.

        We are first sending this supplement to you on or about April 30, 2009.

        This supplement is also available at www.uscellular.com under About Us—Investor Relations—Proxy Vote, or at www.uscellular.com/investor/2009proxy.

        The following includes additional information relating to the foregoing.

 BACKGROUND

        As a result of the settlement of a proxy contest relating to TDS directors, two incumbent directors of TDS, James Barr III and Gregory P. Josefowicz, will cease to be directors of TDS at its 2009 annual meeting of shareholders.

        TDS has advised that it believes that James Barr III and Gregory P. Josefowicz are outstanding directors and, in order to continue to benefit from the experience and insights of such persons, TDS requested that the U.S. Cellular board of directors nominate such persons for election to the board of directors of U.S. Cellular at the 2009 annual meeting of U.S. Cellular.

        Accordingly, the U.S. Cellular board of directors considered the background and experience of such persons and, based on this and the request of TDS, nominated James Barr III and Gregory P. Josefowicz for election as directors at the 2009 annual meeting of U.S. Cellular.

        The holders of Common Shares currently elect three of the nine directors and TDS as the holder of Series A Common Shares currently elects six of the nine directors. Pursuant to U.S. Cellular's Restated Certificate of Incorporation, as amended, the holders of Common Shares are entitled to elect 25% of the number of directors (rounded up to the nearest whole number) and TDS, as the sole holder of Series A Common Shares, is entitled to elect 75% of the directors (rounded down to the nearest whole number). Pursuant to the foregoing provision, as a result of the increase of the size of the board of directors to eleven members, holders of Common Shares will continue to elect three directors and TDS as the holder of Series A Common Shares will elect eight directors.

        TDS, in its capacity as the sole holder of the Series A Common Shares, has advised U.S. Cellular that it intends to cast all of the votes to which such Series A Common Shares are entitled for the election of James Barr III and Gregory P. Josefowicz as directors at the 2009 Annual Meeting of Shareholders.

        The following supplements the indicated sections of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 15, 2009:

PROPOSAL 1
ELECTION OF DIRECTORS

        The following are additional nominees for election as Class I and Class II directors, in addition to the nominees named in the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 15, 2009. Each of the following nominees has consented to be named in this supplement to the proxy statement and consented to serve if elected. In the event any such nominee fails to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee if one is designated by the board of directors.

Additional Nominee for Election as Class I Director—Term to Expire in 2012

        The following person, if elected at the 2009 annual meeting of shareholders, will serve as Class I director until the 2012 annual meeting of shareholders, or until his successor is elected and qualified:

Name	Age	Position with U.S. Cellular and Principal Occupation	Served as Director since
Gregory P. Josefowicz	56	Director Nominee and Retired Chairman, Chief Executive Officer and President of Borders Group, Inc.	N/A

Additional Nominee for Election as Class II Director—Term to Expire in 2010

        The following person, if elected at the 2009 annual meeting of shareholders, will serve as a Class II director until the 2010 annual meeting of shareholders, or until his successor is elected and qualified:

Name	Age	Position with U.S. Cellular and Principal Occupation	Served as Director since
James Barr III	69	Director Nominee and Retired President and Chief Executive Officer of TDS Telecommunications Corporation	N/A

Background of Additional Nominees

        Gregory P. Josefowicz.    Gregory P. Josefowicz served as a non-exclusive, senior level consultant to Borders Group, Inc., a leading global retailer of books, music and movies, until February 2008. From 1999 until his retirement in July 2006, Mr. Josefowicz served as a director and president and chief executive officer, and was named chairman of the board in 2002, of Borders Group. Prior to that time, he was chief executive officer of the Jewel-Osco division of American Stores Company, which operated food and drug stores in the greater Chicago, Illinois and Milwaukee, Wisconsin areas, from 1997 until June 1999 when American Stores merged into Albertson's Inc., a national retail food-drug chain. At that time, Mr. Josefowicz became president of Albertson's Midwest region. Mr. Josefowicz joined Jewel in 1974, and was elected senior vice president of marketing and advertising in 1993. Mr. Josefowicz is currently a member of the board of directors of TDS, PetSmart, Inc., a leading pet supply and services retailer, and Winn-Dixie Stores, Inc., one of the nation's largest food retailers.

        Mr. Josefowicz has no relationships with TDS or U.S. Cellular except in his capacity as a director of TDS and as a director nominee of U.S. Cellular. Accordingly, he qualifies as an independent director of TDS and will qualify as an independent director of U.S. Cellular under the listing standards of the New York Stock Exchange.

        James Barr III.    James Barr III had been President and Chief Executive Officer of TDS Telecommunications Corporation ("TDS Telecom"), a wholly owned subsidiary of TDS which operates local telephone companies, for more than five years prior to his retirement in 2007. Mr. Barr stepped down as President and CEO of TDS Telecom on January 1, 2007. He remained on TDS Telecom's payroll until March 23, 2007 and retired on March 24, 2007. After that time, Mr. Barr continued to serve as a consultant to TDS until March 23, 2009. Pursuant to an amended arrangement relating to Mr. Barr's employment and retirement (as disclosed on TDS' Form 8-K dated March 6, 2006), TDS agreed to pay Mr. Barr a sum equal to his then current annual salary for a period of twenty-four months in consideration for consulting services. Pursuant to such arrangement, Mr. Barr received consulting fees of $327,500 in 2008 and received consulting fees of $81,875 through March 24, 2009. Mr. Barr is currently a member of the board of directors of TDS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of February 28, 2009, neither James Barr III nor Gregory P. Josefowicz beneficially owned any Common Shares of U.S. Cellular.

By order of the Board of Directors

KEVIN C. GALLAGHER Vice President and Corporate Secretary

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SUPPLEMENT TO NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2009
BACKGROUND
PROPOSAL 1 ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT